Exhibit 10(j)

EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

THIS EIGHTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (the “Amendment”) dated as of February 15, 2011, is made by and among HARRISON STREET FUNDING, LLC, as seller (the “Seller”), CHURCH & DWIGHT CO., INC., as initial servicer (the “Servicer”), MARKET STREET FUNDING LLC (formerly known as Market Street Funding Corporation), as issuer (the “Issuer”), and PNC BANK, NATIONAL ASSOCIATION, as administrator (the “Administrator”).

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to that certain Receivables Purchase Agreement dated as of January 16, 2003, as amended by that First Amendment to Receivables Purchase Agreement dated as of September 26, 2003, as amended by that Second Amendment to Receivables Purchase Agreement dated as of July 20, 2004, as amended by that Third Amendment to Receivables Purchase Agreement dated as of April 12, 2006, as amended by that Fourth Amendment to Receivables Purchase Agreement dated as of March 15, 2007, as amended by that Fifth Amendment to Receivables Purchase Agreement dated as of April 10, 2007, as amended by that Sixth Amendment to Receivables Purchase Agreement dated as of February 17, 2009, and as further amended by that Seventh Amendment to Receivables Purchase Agreement dated as of February 16, 2010 (as so amended, the “Receivables Purchase Agreement”), and desire to amend the terms thereof as set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions.

Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

2. Amendments to the Receivables Purchase Agreement.

i. Clause (a) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(a) the Obligor of which is (i) a United States resident; provided, however, that up to 5% of otherwise Eligible Receivables may consist of Receivables the Obligor of which is not a United States resident; provided, further, that only 2% of otherwise Eligible Receivables may consist of Receivables the Obligor of which is a resident of any country (other than the United States) that has a long-term currency rating that is less than “A” by Standard & Poor’s and “A2” by Moody’s, (ii) not a government or a governmental subdivision, affiliate or agency; provided, however, that up to 1% of otherwise Eligible Receivables may consist of Receivables the Obligor of which is the federal government of the United States, (iii) not subject to any action of the type described in paragraph (f) of Exhibit V to the Agreement, and (iv) not an Affiliate of Church & Dwight,”.

ii. Clause (c) of the definition of “Eligible Receivable” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(c) that does not have a stated maturity which is more than 37 days after the original invoice (or the electronic equivalent of an invoice) date of such Receivable, provided, however, that (i) up to 10% of all Eligible Receivables, as calculated prior to giving effect to this proviso, may have a stated maturity of more than 37 but less than or equal to 67 days after the original invoice (or the electronic equivalent of an invoice) date and (ii) up to 2% of all Eligible Receivables, as calculated prior to giving effect to this proviso, may have a stated maturity of more than 67 but less than or equal to 120 days after the original invoice (or the electronic equivalent of an invoice) date,”.

iii. Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I of the Receivable Purchase Agreement is hereby amended by replacing the date “February 15, 2011” where it appears therein with “February 14, 2012”.

3. Conditions of Effectiveness of this Amendment. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent: all legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrator, and the Administrator shall have received (a) from the Seller, the Issuer, and the Servicer, as applicable, original or certified or other executed counterparts of: (i) this Amendment, (ii) that certain 2nd Amended and Restated Fee Letter, dated as of the date hereof, among the Administrator, the Seller and the Issuer (the “2nd A&R Fee Letter”), and (iii) all such other documents and proceedings in connection with such transactions, in each case, in form and substance satisfactory to the Administrator, and (b) from the Seller, the Amendment Fee (as defined in the 2nd A&R Fee Letter).

4. Representations and Warranties; No Default. Each of the Seller and the Servicer hereby represents and warrants to the Issuer and the Administrator as follows:

i. Representations and Warranties. The representations and warranties contained in Exhibit III to the Receivable Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

ii. Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Receivable Purchase Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on each of its parts. This Amendment and the Receivable Purchase Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

iii. No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

5. Amendment. The Receivables Purchase Agreement and other Transaction Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Receivables Purchase Agreement or other Transaction Documents in any document, instrument, or agreement shall hereafter mean and include the Receivables Purchase Agreement or such Transaction Document, including such schedules and exhibits, as amended hereby.

6. Force and Effect. Each of the Seller and the Servicer reconfirms, restates, and ratifies the Receivables Purchase Agreement, the Transaction Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Seller and the Servicer confirms that all such documents have remained in full force and effect since the date of their execution.

7. Governing Law. This Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of New York (including for such purposes Section 5-1401 of the General Obligations Law of the State of New York).

8. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Effective Date. This Amendment shall be effective as of and shall be dated as of the date of satisfaction of the condition set forth in Section 3 of this Amendment.

10. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 3 TO EIGHTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

HARRISON STREET FUNDING, LLC, as Seller

By:
Name:
Title:

CHURCH & DWIGHT CO., INC. as initial Servicer

By:
Name:
Title:

[SIGNATURE PAGE 2 OF 3 TO EIGHTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

MARKET STREET FUNDING LLC, as Issuer

By:
Name:
Title:

[SIGNATURE PAGE 3 OF 3 TO EIGHTH AMENDMENT TO

RECEIVABLES PURCHASE AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION as Administrator

By:
Name:
Title: